United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
June 10, 2026
Fidelity National Financial, Inc.
(Exact name of Registrant as Specified in its Charter)
001-32630
(Commission File Number)

Nevada	16-1725106
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-8100
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	FNF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) of Fidelity National Financial, Inc. (“FNF” or the “Company”) were approved by the Company’s stockholders at the 2026 Annual Meeting and were filed with the Nevada Secretary of State and became effective on June 10, 2026. The purpose of the changes to the Articles of Incorporation was to eliminate the classified structure of our board over a three-year period. The board declassification will be phased in over a three-year period beginning at the 2027 Annual Meeting, at and after which directors will be elected to one-year terms as the incumbents’ three-year terms expire. Beginning with the 2029 Annual Meeting, all directors will stand for annual elections. The Articles of Incorporation do not change the unexpired three-year terms of directors elected prior to the effectiveness of the amendment, including those directors elected at the Annual Meeting of Stockholders held on June 10, 2026.

The Company’s Amended and Restated Bylaws, which were previously approved by the board of directors contingent upon approval of the Articles of Incorporation by the Company’s stockholders at the 2026 Annual Meeting, contain changes to conform to the Articles of Incorporation and became effective on June 10, 2026. The Amended and Restated Articles of Incorporation and Amended and Restated Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07      Submission of Matters to a Vote of Security Holders

As of April 13, 2026, the record date for the Annual Meeting, 269,157,540 shares of common stock of the Company were outstanding and entitled to vote. A quorum of shares of common stock were present or represented at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions, if applicable, with respect to each proposal is set out below:

1. To elect four Class III directors to serve until the 2029 Annual Meeting of Stockholders or until their successors are duly elected and qualified or their earlier death, resignation or removal.

	FOR	WITHHELD	BROKER NON-VOTES
William P. Foley II	168,273,395	46,102,247	25,956,874
Douglas K. Ammerman	193,164,233	21,211,409	25,956,874
Thomas M. Hagerty	198,538,903	15,836,739	25,956,874
Peter O. Shea, Jr.	180,312,569	34,063,073	25,956,874

Directors whose term of office as a director continued after the meeting are as follows:

Class I (term expires at the 2027 Annual Meeting of Stockholders): Raymond R. Quirk, Sandra D. Morgan, Heather H. Miller, and John D. Rood

Class II (term expires at the 2028 Annual Meeting of Stockholders): Hon. Halim Dhanidina, Daniel D. (Ron) Lane, and Cary H. Thompson

2. To approve the Amended and Restated Articles of Incorporation to implement annual elections of directors.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
213,953,766	253,201	168,675	25,956,874

3. To approve a non-binding advisory resolution on the compensation paid to our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
203,983,950	10,025,836	365,856	25,956,874

4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year.

FOR	AGAINST	ABSTAIN
239,467,458	648,427	216,631

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Amended and Restated Articles of Incorporation of Fidelity National Financial, Inc.
3.2	Amended and Restated Bylaws of Fidelity National Financial, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Financial, Inc.
Date:	June 11, 2026	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel and Corporate Secretary